UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ________________________________
Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): March 1, 2006
Dollar Financial Corp. (Exact name of registrant as specified in charter)
Not Applicable (Former name or former address, if changed since last report)
DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)
1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400 (Registrant's telephone number, including area code)
Dollar Financial Group, Inc. (Exact name of registrant as specified in charter)
Not Applicable (Former name or former address, if changed since last report)

NEW YORK (State or Other Jurisdiction of Incorporation or Organization)	333-18221 (Commission file number)	13-2997911 (I.R.S. Employer Identification Number)
1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation (the "Company"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by the Company's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group") pursuant to Section 15(d) of the Exchange Act.

Item 1.01. Entry Into a Material Definitive Agreement.

The Compensation Committee (the "Committee") of the Board of Directors of the Company approved the following actions with respect to certain members of Company management.

Restricted Stock Award under the 2005 Stock Incentive Plan.

On March 1, 2006, the Committee approved the grant of an aggregate of 42,309 restricted shares of the Company’s common stock under the Company’s 2005 Stock Incentive Plan (the “Incentive Plan”) to certain members of Company management (the “Issuance”), including the Named Executive officers set forth in the table below. The Issuance will vest in thirty-six (36) equal monthly installments commencing July 1, 2006 if, and only if, the Company attains certain pre-tax income for the fiscal year ended June 30, 2006 as determined by the Board of Directors.

The Issuance included issuances in the specified amounts to the following Named Executive Officers of the Company:

Named Executive Officer	Title	Restricted Shares
Randy Underwood	Executive Vice President and Chief Financial Officer	3,846

Sydney Franchuk	Senior Vice President and President-North American Operations	3,846

Deferred Compensation Contribution under the Deferred Compensation Plan

On March 1, 2006, the Committee approved contributions (the “Contributions”) under the Company’s Deferred Compensation Plan (the “Plan”) to be made on behalf of certain members of Company management in the aggregate amount of $ 825,000. Each such award will vest in thirty-six (36) equal monthly installments commencing July 1, 2006 if, and only if, the Company attains certain pre-tax income for the fiscal year ended June 30, 2006 as determined by the Board of Directors.

The Contributions included contributions in the specified amounts to the Plan on behalf of the following Named Executive Officers of the Company:

Named Executive Officer	Title	Deferred Compensation
Randy Underwood	Executive Vice President and Chief Financial Officer	$75,000

Sydney Franchuk	Senior Vice President and President-North American Operations	$75,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.

Date: March 6, 2006	By:/s/ Randy Underwood

Randy Underwood

Executive Vice President and Chief

Financial Officer

DOLLAR FINANCIAL GROUP, INC.

Date: March 6, 2006	By: /s/ Randy Underwood

Randy Underwood

Executive Vice President and Chief

Financial Officer